SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

(Rule 12g-3(a))

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2008

AB&T FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	To be assigned*	26-2588442
(State or other jurisdiction of incorporation	(Commissioner File No.)	(IRS Employer Identification No.)

292 West Main Avenue Gastonia, North Carolina	28052
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (704) 865-1634

Not applicable

(Former name or former address, if changed since last report)

* This Report is filed by Registrant as successor issuer to Alliance Bank & Trust Company (the “Bank”). The Bank’s common stock was registered under Section 12(g) of the Exchange Act, and, pursuant to Section 12(i) of the Exchange Act, the Bank’s periodic reports were filed with the Federal Deposit Insurance Corporation. Registrant’s common stock is deemed to be registered under Section 12(g) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

[In this Report on Form 8-K, the terms “we,” “us” and “our”

refer to the Registrant, AB&T Financial Corporation.]

COMPLETION OF SHARE EXCHANGE

We were incorporated on June 25, 2007, by and at the direction of the board of directors of Alliance Bank & Trust Company (the “Bank”) for the sole purpose of acquiring the Bank and serving as the Bank’s parent bank holding company. Effective at the close of business on May 14, 2008 (the “Effective Time”), we acquired the Bank in a statutory share exchange (the “Reorganization”) effected under North Carolina law and in accordance with the terms of an Agreement and Plan of Reorganization and Share Exchange dated May 5, 2008 (the “Agreement”). Prior to the Effective Time, we had no material assets and had not conducted any business or operations except for activities related to our organization and the Reorganization.

After entering into the Agreement, but prior to the Effective Time, we amended our Articles of Incorporation to change our name from “Alliance Financial Corporation” to “AB&T Financial Corporation.” This change was made necessary so as to avoid market confusion with another Alliance Financial Corporation operating as a bank holding company.

The Agreement and Reorganization previously were approved by the Bank’s shareholders at the Bank’s annual meeting held on May 22, 2007. Pursuant to the Agreement, at the Effective Time each of the 2,678,205 outstanding shares of the Bank’s $5.00 par value common stock formerly held by its shareholders were converted into and exchanged for one newly issued share of our $1.00 par value common stock, and the Bank became our wholly owned subsidiary. The shares of our common stock issued to the Bank’s shareholders were issued without registration under the Securities Act of 1933, as amended, pursuant to the exemption from registration provided by Section 3(a)(12) of that Act.

Also at the Effective Time, we adopted the Bank’s 2005 Incentive Stock Option Plan and the 2005 Nonstatutory Stock Option Plan (the “Plans”) as our own, and each then current outstanding option to purchase shares of the Bank’s common stock (“Stock Options”) under those Plans was converted into an option to purchase the same number of shares of our common stock on the same terms and conditions as were in effect with respect to those outstanding Stock Options under the written agreement pertaining thereto and the written plans under which such Stock Options were issued.

Our directors are five of the directors of the Bank, and our current shareholders consist of the former shareholders of the Bank who own the same percentages of our common stock as they previously owned of the Bank’s common stock. Shareholders will receive certificates evidencing their shares of our common stock in exchange for and upon the proper surrender of their Bank certificates. We anticipate that our common stock will be quoted on the Over the Counter Bulletin Board and the trading symbol for our common stock will be “ABTN” which is the same as the Bank’s trading symbol.

We are a North Carolina business corporation that will operate as a registered bank holding company under the Bank Holding Company Act of 1956, as amended. As such, we are subject to the supervision and examination by, and the regulations and reporting requirements of, the Federal Reserve Board. We have no other subsidiaries. Our principal office is the same as the Bank’s administrative office and is located at 292 West Main Avenue, Gastonia, North Carolina 28052. Our telephone number at that address is (704) 865-1634.

The Bank is an insured, North Carolina state-chartered commercial bank which was incorporated and commenced banking operations during 2004 and which engages in a general commercial and consumer banking business. The Bank’s operations are primarily retail oriented and are aimed at individuals and small to medium-sized businesses located in its market area. The Bank will continue to exist, and to conduct its business, in the same manner and under the same name as it did before the Reorganization.

At the Effective Time, the Bank’s common stock was registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, it filed annual and quarterly reports, proxy statements and other information with the Federal Deposit Insurance Corporation (“FDIC”). Copies of reports filed by the Bank are on file with the FDIC and are available for inspection at the offices of the FDIC’s Accounting and Securities Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429. Copies of those reports also may be obtained by contacting the FDIC’s Accounting and Securities Disclosure Section at (202) 898-8913, or by facsimile at (202) 898-8505.

As a result of the Reorganization, we have become a successor issuer to the Bank as provided in the Commission’s Rule 12g-3(a) under the Exchange Act, and our common stock is deemed to be registered under Section 12(g) of the Exchange Act. We have become subject to the information requirements of the Exchange Act and will file reports, proxy statements and other information with the Commission. This Current Report on Form 8-K is our initial report under the Exchange Act.

DESCRIPTION OF REGISTRANT’S COMMON STOCK

Authorized Capital Stock. Our Articles of Incorporation authorize us to issue 11,000,000 shares of capital stock, of which we are authorized to issue 10,000,000 shares of common stock having a par value of $1.00 per share and 1,000,000 shares of preferred stock with no par value on such terms as the board of directors may determine. Shares of our capital stock represent equity interests in AB&T Financial Corporation. They are not bank deposits or savings accounts and are not insured or guaranteed by the FDIC or any other governmental agency or by the Bank.

Voting Rights. Except as described below, the holders of our common stock are entitled to one vote per share held of record on all matters submitted to a vote of shareholders and in the election of each director. Shareholders are not entitled to vote cumulatively in the election of directors.

The North Carolina Control Share Acquisition Act, in general, provides that shares of voting stock of a corporation (to which the Act applies) acquired in a “control share acquisition” (“Control Shares”) will have no voting rights unless those rights are granted by resolution adopted by the holders of at least a majority of the outstanding shares of the corporation entitled to vote in the election of directors, excluding shares held by the person who has acquired or proposes to acquire the Control Shares and excluding shares held by any officer or director who is also an employee of the corporation. “Control Shares” are defined as shares of a corporation that are acquired by any person and which, when added to any other shares already owned by that person, would entitle that person (except for the application of the Act) to voting power in the election of directors equal to or greater than (1) one-fifth of all voting power, (2) one-third of all voting power, or (3) a majority of all voting power. “Control share acquisition” means the acquisition by any person of beneficial ownership of Control Shares with certain exceptions, including an acquisition pursuant to certain agreements of merger or consolidation to which the corporation is a party, and purchases of shares directly from the corporation. The Control Share Acquisition Act applies to us.

Charter Amendments. With certain exceptions, an amendment to our Articles of Incorporation, including a provision to increase our authorized capital stock or to authorize an additional class of capital stock, may be effected if the amendment is recommended to our shareholders by our board of directors and if the votes cast by shareholders in favor of the amendment exceed the votes cast against it.

Merger, Share Exchange, Sale of Assets, and Dissolution. In general, North Carolina law requires that any merger, share exchange, voluntary liquidation, or transfer of substantially all the assets (other than in the ordinary course of business) of or involving our company be recommended to shareholders by our board of directors and be approved by the affirmative vote of at least a majority of all outstanding shares of our common stock.

The North Carolina Shareholder Protection Act requires the affirmative vote of the holders of 95% of the outstanding shares of common stock (excluding shares owned by an “interested shareholder”) of a corporation (to which the Act applies) to approve certain business combinations between that corporation and an entity which owns more than 20% of the corporation’s voting shares. The Shareholder Protection Act applies to us.

Dividends. Holders of our common stock are entitled to dividends when, as and if declared by our board of directors from funds legally available, whether in cash or in stock. Since the source of funds for the payment of dividends to our shareholders and our other separate obligations will be dividends we receive from the Bank (as its sole shareholder), our ability to pay dividends will depend on factors which affect the Bank’s ability to pay dividends.

Under North Carolina law, the Bank’s Board of Directors may pay cash dividends from its undivided profits in amounts that it considers appropriate. However, North Carolina law provides that, during any period in which a bank’s surplus is less than 50% of its paid-in capital stock, the bank may not declare any dividend until it has transferred from undivided profits to surplus 25% of its undivided profits or any lesser percentage necessary to raise surplus to an amount equal to 50% of paid-in capital stock.

Miscellaneous. In any dissolution or liquidation, the holders of our common stock would be entitled to participate ratably in the distribution of assets legally available for distribution to our shareholders after payment of our debts. Our shareholders do not have preemptive rights to acquire other or additional shares which we might issue in the future, and they do not have any redemption, sinking fund or conversion rights.

Charter and Bylaw Provisions Having Potential Anti-Takeover Effects. The following paragraphs summarize certain provisions of our Articles of Incorporation and Bylaws that may have the effect, or be used as a means, of delaying or preventing attempts to acquire control of our company.

Subject to certain limitations under North Carolina law, our Bylaws may be amended or repealed by either our Board of Directors or our shareholders. Therefore, our Board is authorized to amend or repeal Bylaws without the approval of our shareholders. However, a Bylaw adopted, amended or repealed by our shareholders may not be readopted, amended or repealed by the Board alone unless our Articles of Incorporation or a Bylaw adopted by our shareholders authorizes the Board to adopt, amend or repeal that particular Bylaw or the Bylaws generally.

Our Bylaws provide that special meetings of shareholders may be called only by or at the direction of our President or Board of Directors. Therefore, shareholders have no separate right to call a special meeting or to require that a special meeting be called.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Description of Exhibit
2.01	Agreement and Plan of Reorganization and Share Exchange dated May 5, 2008 between the Registrant and the Bank (the “Agreement”)

3.01	Registrant’s Articles of Incorporation

3.02	Registrant’s Bylaws

10.01	Employment Agreement between the Bank and G. William Sudyk

10.02	Employment Agreement between the Bank and Daniel C. Ayscue

10.03	Employment Agreement between the Bank and Eric Dixon

10.04	Employment Agreement between the Bank and Matthew J. Tripplet

10.05	2005 Incentive Stock Option Plan including a Form of Incentive Stock Option Agreement (as assumed by the Registrant from the Bank)

10.06	2005 Nonstatutory Stock Option Plan including a Form of Nonstatutory Stock Option Agreement (as assumed by the Registrant from the Bank)

10.07	Section 5 of the Agreement pertaining to the Registrant’s assumption of the Bank’s outstanding options and stock option plans (incorporated by reference from Exhibit 2.01)

21.01	Listing of Registrant’s Subsidiaries

99.01	The Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2007*

99.02	The Bank’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008*

*	As originally filed by the Bank with the Federal Deposit Insurance Corporation

The Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AB&T FINANCIAL CORPORATION

By:	/s/ G. William Sudyk
G. William Sudyk
President and Chief Executive Officer

Date: May 20, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.01	Agreement and Plan of Reorganization and Share Exchange dated May 5, 2008 between the Registrant and the Bank (the “Agreement”)

3.01	Registrant’s Articles of Incorporation

3.02	Registrant’s Bylaws

10.01	Employment Agreement between the Bank and G. William Sudyk

10.02	Employment Agreement between the Bank and Daniel C. Ayscue

10.03	Employment Agreement between the Bank and Eric Dixon

10.04	Employment Agreement between the Bank and Matthew J. Tripplet

10.05	2005 Incentive Stock Option Plan including a Form of Incentive Stock Option Agreement (as assumed by the Registrant from the Bank)

10.06	2005 Nonstatutory Stock Option Plan including a Form of Nonstatutory Stock Option Agreement (as assumed by the Registrant from the Bank)

10.07	Section 5 of the Agreement assumption of the Bank’s outstanding options and stock option plans (incorporated by reference from Exhibit 2.01)

21.01	Listing of Registrant’s Subsidiaries

99.01	The Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2007*

99.02	The Bank’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008*

*	As originally filed by the Bank with the Federal Deposit Insurance Corporation